SEASONS SERIES TRUST

Allocation Balanced Portfolio

Allocation Growth Portfolio

Allocation Moderate Growth Portfolio

Allocation Moderate Portfolio

(each, a “Managed Allocation Portfolio” or “Portfolio” and collectively, the “Managed

Allocation Portfolios” or “Portfolios”)

Supplement to the Prospectus

Dated July 29, 2015, as supplemented and amended to date

The Board of Trustees of Seasons Series Trust (the “Trust”) recently approved, at an in-person meeting, a Plan of Distribution pursuant to Rule 12b-1 (the “MAPs 12b-1 Plan”) under the Investment Company Act of 1940, as amended (the “1940 Act”), on behalf of Class 3 of each Managed Allocation Portfolio. The MAPs 12b-1 Plan is subject to approval by Class 3 shareholders with respect to each Portfolio. If the MAPs 12b-1 Plan is approved by shareholders of a Managed Allocation Portfolio, Class 3 shares of that Portfolio would be subject to a service fee under the MAPs 12b-1 Plan at the annual rate of up to 0.25% of the average daily net assets of the class. While shares of the Managed Allocation Portfolios are not currently subject to a Rule 12b-1 plan, the Portfolios invest in Class 3 shares of the Underlying Portfolios, which are subject to a Rule 12b-1 plan that provides for service fees payable at the same rate (up to 0.25%) as under the MAPs 12b-1 Plan. These Underlying Portfolio Rule 12b-1 plan service fees are currently being indirectly borne by the Class 3 shares of the Managed Allocation Portfolios. Upon the effective date of the MAPs 12b-1 Plan, each Managed Allocation Portfolio’s holdings in the Underlying Portfolios would convert from Class 3 shares to Class 1 shares of the Underlying Portfolios, which are not subject to any such service fees. As a result, the adoption of the MAPs 12b-1 Plan by a Managed Allocation Portfolio is not expected to have any impact on the total annual operating expenses payable by the Class 3 shares of the Portfolio.

The Board of Trustees of the Trust has called a joint special meeting of shareholders of the Managed Allocation Portfolios for July 12, 2016, at which shareholders of record of each Portfolio as of April 30, 2016 will be asked to consider the approval of the MAPs 12b-1 Plan with respect to their Portfolio. Owners of variable annuity contracts (“Variable Contracts”) investing in one or more of the Portfolios will have the right to instruct the life insurance companies that issued their Variable Contracts as to the manner in which the shares of a Portfolio attributable to their Variable Contracts should be voted. Information regarding the proposal to approve the MAPs 12b-1 Plan will be contained in proxy materials to be filed with the Securities and Exchange Commission and mailed to shareholders of record.

Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

Date:	April 4, 2016

Version:	Combined Master

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.